Non-current assets	12 Months Ended
Dec. 31, 2024
Non-current assets [abstract]
Non current assets [Text Block]
SECTION 3: NON-CURRENT ASSETS AT DECEMBER 31, 2024 AND 2023
This section includes the notes on non-current assets in the balance sheet, excluding deferred tax assets (Section 2) and financial derivatives (Section 5).
The main components of Ferrovial’s non-current assets at December 2024 are “Fixed assets in infrastructure projects” (Note 3.3), amounting to EUR 14,147 million (EUR 13,495 million in 2023), “Investments in Associates” (Note 3.5) totaling EUR 3,023 million (EUR 2,038 million in 2023) relating mainly to the investments in 407 ETR, IRB, Private InvIT and JFK NTO, and “Goodwill on consolidation” (Note 3.1) reaching EUR 500 million (EUR 475 million in 2023).
Investments in infrastructure projects

INVESTMENTS IN INFRASTRUCTURE PROJECTS (Million euro)	2024	2023
Opening balance at 01.01	13,495	13,667
Additions	87	695
Depreciation	(235)	(235)
Disposals	(14)	(4)
Exchange rate effect	814	(374)
Changes in the scope of consolidation and others	—	(254)
Closing balance at 12.31	14,147	13,495
The variation under this heading during 2024 reached EUR 652 million, mainly due to the EUR/US dollar foreign exchange rate effect and the accumulated depreciation. The additions primarily pertain to the ultimate capacity works in North Tarrant Express.
During 2023, the variation was EUR -172 million mainly due to the scope changes following the sale of Euroscut Azores in Portugal for EUR -254 million in May 2023 and the EUR/US dollar foreign exchange rate negative effect (EUR -374 million). The additions pertained primarily to the investments in I-66 and North Tarrant Express Extension.
Investments in Associates

INVESTMENTS IN ASSOCIATES (Million euro)	2024	2023
Opening balance at 01.01	2,038	1,951
Share of profit	238	215
Exchange rate effect	60	(33)
Dividends	(357)	(321)
Capital contributions and new investments	1,192	214
Other movements	(148)	12
Closing balance at 12.31	3,023	2,038
During 2024, investments in associates heading increased by EUR 985 million on the back of the capital contributions in JFK NTO Airport (EUR 469 million), the acquisition of 23.99% of IRB Private InvIT (EUR 710 million) described in Note 1.1.5, and the share of these companies’ profits (EUR 238 million), particularly the 407 ETR's results (EUR 188 million). Also worth mentioning is the effect on other movements of the 5% stake divestment in IRB Infrastructure Developers (EUR -77 million), the availability concession assets sold to Interogo Holding in October 2024 (EUR -70 million), and the sale of 24.78% stake in Grupo Serveo (EUR -21 million), partially offset by the derivatives impact (EUR 20).
During 2023, this caption increased by EUR 87 million due to the capital contributions to JFK NTO Airport (EUR 214 million), and the share of these companies’ profits (EUR 215 million), relating primarily to 407 ETR (EUR 154 million), which was partially offset by dividend distributions during the year, particularly by 407 ETR.
Goodwill
The company recognizes goodwill for the consideration transferred in excess of the fair value of the net assets acquired in the context of business combinations, such as those that involve infrastructure projects.
Regarding the changes in Goodwill, in 2024 there was an increase of EUR 25 million, primarily due to the exchange rate, and in 2023, there was a decrease of EUR -5 million, also as a result of exchange fluctuations.